UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 5, 2019

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	TRHC	The NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 5, 2019, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), filed a Current Report on Form 8-K (the “Prior 8-K”) to report that TRHC had completed its merger with Prescribe Wellness, LLC, a Nevada limited liability company (“Prescribe Wellness”), on such date pursuant to the terms of that certain Merger Agreement by and among TRHC, TRHC PW Acquisition, LLC, a Nevada limited liability company and a wholly-owned subsidiary of TRHC, Prescribe Wellness and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the initial Holder Representative.

TRHC is filing this amendment to amend and restate Item 9.01 of the Prior 8-K in its entirety. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The audited financial statements of Prescribe Wellness as of December 31, 2018 and 2017 and for the years then ended filed herewith and attached hereto as Exhibit 99.3 are incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The unaudited pro forma combined financial statements of TRHC for the three months ended March 31, 2019 and the year ended December 31, 2018 filed herewith and attached hereto as Exhibit 99.4 are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit Number	Description

2.1*

Merger Agreement, dated March 5, 2019, by and among Tabula Rasa HealthCare, Inc., TRHC PW Acquisition, LLC, Prescribe Wellness, LLC and Fortis Advisors, LLC, as Holder Representative (Filed as Exhibit 2.1 to TRHC’s Current Report on Form 8-K filed March 5, 2019 and incorporated by reference herein).

23.1	Consent of RSM US LLP.

99.1	Press release of Tabula Rasa HealthCare, Inc. issued March 5, 2019 (Filed as Exhibit 99.1 to TRHC’s Current Report on Form 8-K filed March 5, 2019 and incorporated by reference herein).

99.2	Investor Presentation of Tabula Rasa HealthCare, Inc. dated March 5, 2019 (Filed as Exhibit 2.1 to TRHC’s Current Report on Form 8-K filed March 5, 2019 and incorporated by reference herein).

99.3	Audited financial statements of Prescribe Wellness, LLC as of December 31, 2018 and 2017 and for the years then ended.

99.4	Unaudited pro forma combined financial statements of Tabula Rasa HealthCare, Inc. for the three months ended March 31, 2019 and the year ended December 31, 2018.

* The schedules and exhibits to the merger agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tabula Rasa HealthCare, Inc. agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: May 21, 2019